Exhibit 99.1

CalAmp Appoints Chris Adams as President and Chief Executive Officer

Company hires technology veteran to accelerate its transformation and drive profitable growth

IRVINE, CA, January 8, 2024 – CalAmp (Nasdaq: CAMP), a connected intelligence company helping people and organizations improve operational performance with telematics solutions, is pleased to announce that Chris Adams will be joining the company as President and Chief Executive Officer (CEO), effective January 22, 2024.

Adams is an accomplished technology leader who brings a wealth of knowledge and experience to CalAmp. He possesses a unique combination of technical depth, operational skills, and general management experience from a broad range of technology companies – most recently as VP/GM of the Automotive Sensing Division at onsemi.

“After a comprehensive search process, we are pleased to welcome Chris as CalAmp’s new President and CEO. His deep experience in semiconductor, hardware, and software solutions across several market segments – most recently in the automotive segment – makes him an excellent choice to lead CalAmp through the next phase of its transformation. We have great confidence in his ability to drive the company to create greater value for customers and investors,” said Henry Maier, Chairman of the Board at CalAmp.

Adams started his career in engineering and engineering leadership and has served in general management roles for more than 20 years. Prior to his current role at onsemi, Adams held business unit leadership roles with LSI Logic, Sony Electronics, and BAE Systems. Adams also served as President and CEO of Pixim, an imaging semiconductor company that was subsequently acquired by Sony Electronics. Adams holds a Master of Science Degree in Electrical Engineering from Stanford University.

"I'm excited to have the opportunity to lead this exceptional organization, which has such deep expertise in the large and growing telematics industry," said Adams. "CalAmp has long been an innovator and I believe the transformation the organization has been undergoing will provide more value to customers and ultimately lasting value to investors. The organization has all the ingredients necessary to drive profitable growth and to solidify its leadership position in telematics solutions.”

Jason Cohenour, Interim CEO of CalAmp, will be working with Chris and the CalAmp management team to ensure a smooth transition of leadership responsibilities. Following the transition, Cohenour will resume his role as independent director of CalAmp’s board of directors.

About CalAmp

CalAmp (Nasdaq: CAMP) provides flexible solutions to help organizations worldwide monitor, track and protect their vital assets. Our unique device-enabled software and cloud platform enables commercial and government organizations worldwide to improve efficiency, safety, visibility and compliance while accommodating the unique ways they do business. With over 10 million active edge devices and 275+ approved or pending patents, CalAmp is the telematics leader organizations turn to for innovation and dependability. For more information, visit calamp.com, or LinkedIn, Twitter, YouTube or CalAmp Blog.

CalAmp, LoJack, TRACKER, Here Comes The Bus, Bus Guardian, CalAmp Vision, CrashBoxx and associated logos are among the trademarks of CalAmp and/or its affiliates in the United States, certain other countries and/or the EU. Spireon acquired the LoJack® U.S. Stolen Vehicle Recovery (SVR) business from CalAmp and holds an exclusive license to the LoJack mark in the United States and Canada. Any other trademarks or trade names mentioned are the property of their respective owners.

Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and Section 27A of the U.S. Securities Act of 1933, as amended) concerning CalAmp. These statements include, but are not limited to, statements that address our expected future business and financial performance and statements about (i) our plans, objectives and intentions with respect to future operations, services and products, (ii) our competitive position and opportunities, (iii) our comprehensive review of strategic alternatives focused on enhancing shareholder value, and (iv) other statements identified by words such as such as “may”, “will”, “expect”, “intend”, “plan”, “potential”, “believe”, “seek”, “could”, “estimate”, “judgment”, “targeting”, “should”, “anticipate”, “predict”, “project”, “aim”, “goal”, and similar words, phrases or expressions. These forward-looking statements are based on management’s current expectations and beliefs, as well as assumptions made by, and information currently available to, management, current market trends and market conditions, and involve risks and uncertainties, many of which are outside of our control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Particular uncertainties that could materially affect future results include any risks associated with global economic conditions and concerns; the outcome of our comprehensive review of strategic alternatives, including the availability of any strategic alternatives that are worthwhile to pursue; the effects of global outbreaks of pandemics or contagious diseases or fear of such outbreaks, such as the recent coronavirus (COVID-19) pandemic; global component shortages due to supply chain constraints, such as those caused by the COVID-19 pandemic; disruptions in sales, operations, relationships with customers, suppliers, employees; our ability to successfully and timely accomplish our transformation to a SaaS solutions provider; our transition out of the automotive vehicle financing business; competitive pressures; pricing declines; demand for our telematics products; rates of growth in our target markets; prolonged disruptions of our contract manufacturers’ facilities or other significant operations; force majeure or force-majeure-like events at our contract manufacturers’ facilities including component shortages; the ongoing diversification of our global supply chain; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to improve gross margin; cost-containment measures; legislative, trade, tariff, and regulatory actions; integration, unexpected charges or expenses in connection with acquisitions; the impact of legal proceedings and compliance risks; the impact on our business and reputation from information technology system failures, network disruptions, cyber-attacks, or losses or unauthorized access to, or release of, confidential information; the ability of the Company to comply with laws and regulations regarding data protection; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; any expenses or reputational damage associated with resolving customer product and warranty and indemnification claims; our ability to sell to new types of customers and to keep pace with technological advances; market acceptance of the end products into which our products are designed; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature. More information on these risks and other potential factors that could affect our financial results is included in our filings with the U.S. Securities and Exchange Commission (“SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings, which you may obtain for free at the SEC’s website at http://www.sec.gov. We undertake no intent or obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise, which speak as of their respective dates except as required by law.

CalAmp Investor Contact:	CalAmp Media Contact:
Jikun Kim	Mark Gaydos
SVP & CFO	Chief Marketing & Product Officer
ir@calamp.com	Mgaydos@calamp.com